UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2012

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-118873	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 21, 2012, MHI Hospitality Corporation (the “Company”) issued a press release (the “Press Release”) announcing the results of operations and financial condition of the Company for the quarter and year ended December 31, 2011. On February 21, 2012, a copy of the Press Release was furnished as Exhibit 99.1 to a report filed on Form 8-K and was incorporated by reference therein. Related thereto, the Company conducted its fourth quarter 2011 and year end 2011 earnings call (the “Earnings Call”) on February 21, 2012.

The Company files this Form 8-K to correct inadvertent (i) errors contained in the Consolidated Statements of Operations within the Press Release and (ii) verbal errors made in statements during the Company’s Earnings Call, as described below:

•	In the Press Release, the Consolidated Statements of Operations as originally presented included inaccurate information as follows:

•	For the three months ended December 31, 2011, “Weighted average number of shares outstanding, Basic” should be “9,824,743” instead of “9,813,508” as originally presented therein;

•	For the year ended December 31, 2011, “Weighted average number of shares outstanding, Diluted” should be “9,860,289” instead of “9,806,512” as originally presented therein; and

•	For the year ended December 31, 2011, “Net loss per share attributable to the Company, Diluted”, should be “(0.49)” instead of “(0.50)” as originally presented therein.

•

In the Earnings Call, certain statements as originally presented included inaccurate information. The following sets forth correct metrics relating to shareholder and unitholder information, debt-to-total capitalization and 2012 recurring capital expenditures (“CAPEX”):

•

“Total shareholder and unitholder equity was approximately $43.9 million at the end of the quarter. Shareholder equity was $34.9 million with approximately 9.9 million shares outstanding. And unit holders’ equity was $8.9 million, with approximately 2.9 million limited partnership units outstanding.”

•	“…debt-to-total capitalization is currently 48.4% or approximately $58,300 per room.”

•	“2012 CAPEX is budgeted at $3.1 million, with $2.3 million targeted for specific projects, with approximately $800,000 in reserve.”

The information contained in this Form 8-K is furnished under “Item 2.02 Results of Operations and Financial Condition” in accordance with SEC Release 33-8216. The information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2012

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Andrew M. Sims
Chief Executive Officer

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